Exhibit 99.2

Net Income Summary
(Preliminary/Unaudited)

(in millions, except per share amounts)	Reported			Operating	Operating
	Q3 2004	Adjustments		Q3 2004	Q3 2003	Variance
Energy Resources
Regulated — Power Generation	34			34	77	(43)
Non-Regulated
Energy Services
Coal Based Fuels
Synfuels	55	—		55	27	28
Coke Batteries	4	—		4	—	4
On Site Energy Projects	5	—		5	2	3
Merchant Generation	(6)	—		(6)	(4)	(2)
Coal Services	4	—		4	2	2
Biomass Energy	1	—		1	2	(1)
Energy Trading & CoEnergy Portfolio	12	—		12	23	(11)
Energy Resources Overheads	(11)			(11)	(7)	(4)

Total Energy Resources Non-Regulated	64	—		64	45	19

Total Energy Resources	98	—		98	122	(24)

Energy Distribution
Regulated — Power Distribution	28	—		28	35	(7)
Non Regulated (Energy Technologies)	(4)	—		(4)	(3)	(1)

Total Energy Distribution	24	—		24	32	(8)

Energy Gas
Regulated	(55)	—		(55)	(45)	(10)
Non-Regulated	5	—		5	12	(7)

Total Energy Gas	(50)	—		(50)	(33)	(17)

Holding Company & Other
Energy Technology Investments	—	—		—	(2)	2
Other	21	(24	)A	(3)	(5)	2
Total Holding Company & Other	21	(24)		(3)	(7)	4

Total
Regulated
Electric	$62	$—		$62	$112	$(50)
Gas	$(55)	$—		$(55)	$(45)	$(10)
Non-Regulated	$65	$—		$65	$52	$13
Holding Company/Other	$21	$(24)		$(3)	$(5)	$2

Total	$93	$(24)		$69	$114	$(45)

Total Net Income	$93	$(24)		$69	$114	$(45)

Total Diluted EPS	$0.54			$0.40	$0.67	$(0.27)

Average Diluted Shares Outstanding	174			174	168

Key:

A	- Quarterly Effective Tax Rate Adjustment

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q3 2003 Reported Earnings per Share	$1.04
Adjust for non-recurring direct costs of blackout	0.10
Adjust for Q3 2003 Quarterly Effective Tax Rate Adjustment	(0.49)
Adjust for discontinued operations	0.02

Q3 2003 Operating Earnings per Share	$0.67

Regulated Electric
Regulatory Assets	0.03
Weather	(0.11)
Choice Lost Margin	(0.14)
Net Interim Rate Relief Impact	0.06
Pension/Health Care	(0.06)
Generation O&M & DTE2	(0.07)
Regulated Gas
Margin	0.01
Other	0.01
Taxes	(0.07)
Non-Regulated
Synfuels	0.16
Coke Batteries	0.02
Trading & CoEnergy Portfolio	(0.06)
Non-Regulated Gas	(0.04)
Other	(0.01)
Holding Company & Share Dilution	—

Q3 2004 Operating Earnings per Share	$0.40

Effective tax rate adjustment	0.14
Q3 2004 Reported Earnings per Share	$0.54

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	(Unaudited)
	September 30	December 31
	2004	2003
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$74	$54
Restricted cash	76	131
Accounts receivable
Customer (less allowance for doubtful accounts of $130 and $99, respectively)	868	877
Accrued unbilled revenues	174	316
Other	431	338
Inventories
Fuel and gas	568	467
Materials and supplies	159	162
Assets from risk management and trading activities	307	186
Other	247	181

	2,904	2,712

Investments
Nuclear decommissioning trust funds	557	518
Other	565	601

	1,122	1,119

Property
Property, plant and equipment	18,101	17,679
Less accumulated depreciation and depletion	(7,699)	(7,355)

	10,402	10,324

Other Assets
Goodwill	2,064	2,067
Regulatory assets	2,132	2,063
Securitized regulatory assets	1,462	1,527
Notes receivable	527	469
Assets from risk management and trading activities	205	88
Prepaid pension assets	183	181
Other	193	203

	6,766	6,598

Total Assets	$21,194	$20,753

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	(Unaudited)
	September 30	December 31
	2004	2003
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$691	$625
Accrued interest	111	110
Dividends payable	90	87
Accrued payroll	40	51
Income taxes	11	185
Short-term borrowings	476	370
Current portion of long-term debt, including capital leases	516	477
Liabilities from risk management and trading activities	454	326
Other	584	593

	2,973	2,824

Other Liabilities
Deferred income taxes	1,071	988
Regulatory liabilities	812	817
Asset retirement obligations	903	866
Unamortized investment tax credit	147	156
Liabilities from risk management and trading activities	357	173
Liabilities from transportation and storage contracts	397	495
Accrued pension liability	237	345
Deferred gains from asset sales	398	311
Minority interest	115	156
Nuclear decommissioning	72	67
Other	605	599

	5,114	4,973

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,689	5,624
Securitization bonds	1,400	1,496
Equity-linked securities	179	185
Trust preferred-linked securities	289	289
Capital lease obligations	70	75

	7,627	7,669

Contingencies
Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 173,958,093 and 168,606,522 shares issued and outstanding, respectively	3,312	3,109
Retained earnings	2,360	2,308
Accumulated other comprehensive loss	(192)	(130)

	5,480	5,287

Total Liabilities and Shareholders’ Equity	$21,194	$20,753

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
	September 30
	2004	2003
(in Millions)
Operating Activities
Net Income	$318	$292
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	536	551
Deferred income taxes	104	(55)
Gain on sale of interests in synfuel projects	(166)	(57)
Gain on sale of ITC and other assets, net	(27)	(130)
Partners’ share of synfuel project losses	(158)	(58)
Contributions from synfuel partners	71	44
Cumulative effect of accounting changes	—	27
Changes in assets and liabilities, exclusive of changes shown separately	(88)	(328)

Net cash from operating activities	590	286

Investing Activities
Plant and equipment expenditures — regulated	(555)	(504)
Plant and equipment expenditures — non-regulated	(52)	(58)
Investment in joint ventures	(36)	(5)
Proceeds from sale of interests in synfuel projects	151	67
Proceeds from sale of ITC and other assets	62	643
Restricted cash for debt redemptions	55	137
Other investments	(59)	(61)

Net cash from (used for) investing activities	(434)	219

Financing Activities
Issuance of long-term debt	617	529
Redemption of long-term debt	(620)	(897)
Short-term borrowings, net	106	55
Issuance of common stock	31	33
Dividends on common stock	(265)	(259)
Other	(5)	(9)

Net cash used for financing activities	(136)	(548)

Net Increase (Decrease) in Cash and Cash Equivalents	20	(43)
Cash and Cash Equivalents at Beginning of the Period	54	133

Cash and Cash Equivalents at End of the Period	$74	$90

THE DETROIT EDISON COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2004	2003	2004	2003
(in Millions)
Operating Revenues	$958	$1,017	$2,679	$2,824

Operating Expenses
Fuel and purchased power	238	288	654	762
Operation and maintenance	361	316	1,063	1,025
Depreciation and amortization	128	127	364	386
Taxes other than income	62	67	192	204

	789	798	2,273	2,377

Operating Income	169	219	406	447

Other (Income) and Deductions
Interest expense	72	71	215	217
Other income	(13)	(29)	(43)	(62)
Other expenses	16	30	61	67

	75	72	233	222

Income Before Income Taxes	94	147	173	225
Income Tax Provision	32	51	59	78

Income Before Accounting Change	62	96	114	147
Cumulative Effect of Accounting Change	—	—	—	(6)

Net Income	62	96	114	141
Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	6
Unusual Items
August 2003 Blackout Costs	—	16	—	16
Loss on Sale of Steam Heating Business	—	—	—	14

Operating Earnings	62	112	114	177

Regulatory Deferrals Impact:
Regulatory Deferrals (Net of Income Taxes)(1)	23	18	65	48

Operating Earnings Excluding Regulatory Deferrals	$39	$94	$49	$129

Return on Average Common Equity (2)
Operating Earnings Including Regulatory Deferrals	—	—	7.4%	10.1%
Operating Earnings Excluding Regulatory Deferrals	—	—	3.8%	7.5%

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

(1) Regulatory deferrals recorded pursuant to Michigan electric restructuring legislation and related Michigan Public Service Commission Orders. The deferrals include Electric Choice lost margin recovery, Electric Choice implementation costs, environmental compliance costs and other.

(2) Reflects reported earnings for the 12-month period ending September 30 and a 13-month average common equity.

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2004	2003	2004	2003
(in Millions)
Operating Revenues	$155	$142	$1,141	$1,078

Operating Expenses
Cost of gas	64	56	713	637
Operation and maintenance	90	90	293	251
Depreciation, depletion and amortization	28	26	81	79
Taxes other than income	12	12	37	42
Property write-down	—	—	—	5

	194	184	1,124	1,014

Operating Income (Loss)	(39)	(42)	17	64

Other (Income) and Deductions
Interest expense	14	13	41	42
Interest income	(2)	(2)	(7)	(8)
Other	—	(2)	1	(4)

	12	9	35	30

Income (Loss) Before Income Taxes	(51)	(51)	(18)	34
Income Tax Provision (Benefit)	2	(14)	2	7

Reported Earnings (Loss)	$(53)	$(37)	$(20)	$27
Purchase Accounting and Other Adjustments	(1)	(5)	(2)	(5)
Disallowance of Gas Costs	—	—	—	(17)

Operating Earnings(A)	$(54)	$(42)	$(22)	$5

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

(A) Represents MichCon’s results included in the DTE Energy Consolidated Statement of Operations

DTE Energy Debt/Equity Calculation
As of September 30, 2004
($ millions)

short-term borrowings	476
current portion LTD + cap leases	516
long-term debt	5,689
securitization bonds	1,400
capital leases	70
less QUIDS	(385)
less MichCon short-term debt	(209)
less securitization debt, including current portion	(1,496)

Total debt	6,061
Trust preferred	289
QUIDS	385
Mandatory convertible	179

Total preferred/ other	853
Equity	5,480

Total capitalization	12,394

Debt	48.9%
Preferred stock	6.9%
Common shareholders’ equity	44.2%

Total	100.0%

Sales Analysis

Electric Sales — Detroit Edison Service Area (000’s of GWh)

	Q3 2004	Q3 2003	% Change
Residential	4,113,927	4,456,931	-7.7%
Commercial	3,557,384	4,162,910	-14.5%
Industrial	2,854,400	3,044,498	-6.2%
Other	628,397	653,532	-3.8%

TOTAL SYSTEM	11,154,108	12,317,871	-9.4%
Interconnection Sales	1,442,501	1,046,630	37.8%
Choice Sales (Distribution Charge)*	2,654,802	2,141,011	24.0%

TOTAL SALES	15,251,411	15,505,512	-1.6%

* Includes Dearborn Industrial Group sales

Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2004	Q3 2003	% Change
Residential	369,059	404,888	-8.8%
Commercial	294,301	338,121	-13.0%
Industrial	137,412	158,683	-13.4%
Other	29,209	29,634	-1.4%

TOTAL SYSTEM	829,981	931,326	-10.9%
Interconnection Sales	58,090	45,384	28.0%
Choice Sales (Distribution Charge)*	50,506	9,476	433.0%**

TOTAL SALES	938,577	986,186	-4.8%

* Includes Dearborn Industrial Group sales

** Reflects impact of interim rate order eliminating Choice transition credit & implementing transition charge

Gas Sales — MichCon Service Area (Mcf)

	Q3 2004	Q3 2003	% Change
Residential	9,180,323	9,150,523	0.3%
Commercial	2,695,926	3,093,001	-12.8%
Industrial	188,258	314,234	-40.1%

	12,064,507	12,557,758	-3.9%
End User Transportation*	27,441,684	26,696,816	2.8%

TOTAL SALES	39,506,191	39,254,574	0.6%

* includes choice customers

Gas Revenue — MichCon Service Area (Mcf)

	Q3 2004	Q3 2003	% Change
Residential	96,521,908	86,566,132	11.5%
Commercial	26,379,204	26,021,106	1.4%
Industrial	1,651,688	2,298,651	-28.1%

	124,552,800	114,885,889	8.4%
End User Transportation*	20,818,581	18,914,849	10.1%

TOTAL SALES	145,371,381	133,800,738	8.6%

* includes choice customers

Weather

Cooling Degree Days
Detroit Edison service territory

	Q3 2004	Q3 2003	% Change
Actuals	470	548	-14%
Normal	537	537	n/m

Deviation from normal	-12.5%	2.0%

Heating Degree Days
MichCon service territory

	Q3 2004	Q3 2003	% Change
Actuals	134	165	-19%
Normal*	147	189	-22%

Deviation from normal	-8.8%	-12.7%

* 2004 data based on 10-year average, 2003 data based on 30 year average